                                                                    EXHIBIT 4.23

                               CONSENT AND WAIVER
                               ------------------

           CONSENT AND WAIVER (this "Consent"), dated as of November 5, 1996, among BIG V HOLDING CORP. ("Holdings"), BV HOLDINGS CORPORATION ("BV Holdings"), BIG V SUPERMARKETS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

           WHEREAS, Holdings, BV Holdings, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of December 28, 1990, and amended and restated as of November 1, 1993, and further amended and restated as of December 17, 1993 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

           WHEREAS, subject to the terms and conditions set forth herein, the Borrower has requested the Banks to consent to a modification of the Credit Agreement as set forth in Section 1 below, and the Banks wish to consent to such modification of the Credit Agreement;

           NOW, THEREFORE, it is agreed:

           1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby covenants and agrees that in no event shall Capital Expenditures made by the Borrower and its Subsidiaries for fiscal year 1996 exceed $10,900,000, and with any breach of such covenant to constitute an Event of Default.

           2. Notwithstanding anything to the contrary contained in the Credit Agreement, with respect to the Borrower's fiscal quarters ended on October 5, 1996 and ending on December 28, 1996, the Banks hereby waive any Default or Event of Default which has arisen or may arise under Sections 7.08 and/or 7.10 of the Credit Agreement solely as a result of the Borrower incurring up to $3,990,000 of one-time charges during the Borrower's fiscal quarter ended on October 5, 1996, it being understood and agreed, however, that the waiver of any Default or Event of Default contained in this Section 2 shall expire at 5:00 P.M. (New York time) on January 31, 1997, and any Default or Event of Default which has arisen under such Sections 7.08 and/or 7.10 of the Credit Agreement without giving effect to the waiver contained in this Section 2 shall be reinstated on and after such time.

           3. In order to induce the Banks to enter into this Consent, Holdings, BV Holdings and the Borrower hereby represent and warrant that (x) no Default or Event of Default exists on the Consent Effective Date (as defined below) after giving effect to this Consent and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all respects on the Consent Effective Date after giving effect to this Consent with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date).

           4. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

           5. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

           6. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

           7. This Consent shall become effective on the date (the "Consent Effective Date") when Holdings, BV Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office.

           8. From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Consent.

                     IN WITNESS WHEROF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                    BIG V HOLDING CORP.

                                    By /s/ Joseph V. Fisher
                                       -----------------------------
                                    Title: Joseph V. Fisher
                                           President and Chief Executive Officer

                                    BV HOLDINGS CORPORATION

                                    By /s/ Joseph V. Fisher
                                       -----------------------------
                                    Title: Joseph V. Fisher
                                           President and Chief Executive Officer

                                    BIG V SUPERMARKETS, INC.

                                    By /s/ Joseph V. Fisher
                                       -----------------------------
                                    Title: Joseph V. Fisher
                                           President and Chief Executive Officer

                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent

                                    By
                                       -----------------------------
                                       Title:

                                    BANQUE NATIONAL DE PARIS

                                    By
                                       -----------------------------
                                       Title:

                                    By
                                       -----------------------------
                                       Title:

                                    BANKERS TRUST (DELAWARE)

                                    By
                                       -----------------------------
                                       Title:




                     IN WITNESS WHEROF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                    BIG V HOLDING CORP.

                                    By
                                       -----------------------------
                                       Title:

                                    BV HOLDINGS CORPORATION

                                    By
                                       -----------------------------
                                       Title:

                                    BIG V SUPERMARKETS, INC.

                                    By
                                       -----------------------------
                                       Title:

                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent

                                    By /s/ Dana Klein
                                       -----------------------------
                                       Title: Dana Klein
                                              Vice President

                                    BANQUE NATIONAL DE PARIS

                                    By
                                       -----------------------------
                                       Title:

                                    By
                                       -----------------------------
                                       Title:

                                    BANKERS TRUST (DELAWARE)

                                    By
                                       -----------------------------
                                       Title:






                     IN WITNESS WHEROF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                    BIG V HOLDING CORP.

                                    By
                                       -----------------------------
                                       Title:

                                    BV HOLDINGS CORPORATION

                                    By
                                       -----------------------------
                                       Title:

                                    BIG V SUPERMARKETS, INC.

                                    By
                                       -----------------------------
                                       Title:

                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent

                                    By
                                       -----------------------------
                                       Title:

                                    BANQUE NATIONAL DE PARIS

                                    By /s/ [SIGNATURE APPEARS HERE]
                                       -----------------------------
                                       Title: Vice President

                                    By /s/ Pamela Lucash
                                       -----------------------------
                                       Title: Pamela Lucash
                                              Assistant Treasurer

                                    BANKERS TRUST (DELAWARE)

                                    By
                                       -----------------------------
                                       Title:




                     IN WITNESS WHEROF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                    BIG V HOLDING CORP.

                                    By
                                       -----------------------------
                                       Title:


                                    BV HOLDINGS CORPORATION

                                    By
                                       -----------------------------
                                       Title:

                                    BIG V SUPERMARKETS, INC.

                                    By
                                       -----------------------------
                                       Title:

                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent

                                    By
                                       -----------------------------
                                       Title:

                                    BANQUE NATIONAL DE PARIS

                                    By
                                       -----------------------------
                                       Title:

                                    By
                                       -----------------------------
                                       Title:


                                    BANKERS TRUST (DELAWARE)

                                    By /s/ [SIGNATURE APPEARS HERE]
                                       -----------------------------
                                       Title: Vice President

                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST

                                    By  /s/ Jeffrey W. Maillet
                                        ----------------------------
                                        Title: JEFFREY W. MAILLET
                                               SENIOR VICE PRESIDENT & DIRECTOR

                                    FIRST SOURCE FINANCIAL LLP.

                                    By: First Source Financial, Inc.
                                         its Agent/Manager.

                                    By
                                       ----------------------------
                                       Title:

                                    BANK POLSKA KASA OPIEKI S.A.

                                    By
                                       ----------------------------
                                       Title:

                                    HELLER FINANCIAL, INC.

                                    By
                                       ----------------------------
                                       Title:





                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST

                                    By
                                       ----------------------------
                                       Title:

                                    FIRST SOURCE FINANCIAL LLP.

                                    By: First Source Financial, Inc.
                                         its Agent/Manager.

                                    By /s/ Gary L. Francis
                                       ----------------------------
                                       Title: GARY L. FRANCIS
                                              SENIOR VICE PRESIDENT

                                    BANK POLSKA KASA OPIEKI S.A.

                                    By
                                       ----------------------------
                                       Title:

                                    HELLER FINANCIAL, INC.

                                    By
                                       ----------------------------
                                       Title:



                                      -5-